Exhibit 99.1

U. S. Physical Therapy Named to Houston Chronicle’s Top 100 Publicly Traded Companies

HOUSTON--(BUSINESS WIRE)--June 14, 2010--U.S. Physical Therapy, Inc. (NasdaqGS: USPH), a national operator of outpatient physical therapy clinics, today announced that it has been named to the Houston Chronicle’s annual survey of the top 100 publicly traded companies in Houston. The Chronicle 100 list, prepared for the newspaper by Standard & Poor's Capital IQ division, ranks Houston’s top publicly traded companies by a score based on four measures of financial performance in 2009 including total revenue, annual revenue growth, annual earnings-per-share growth and one-year total return to shareholders.

Chris Reading, Chief Executive Officer of U.S. Physical Therapy, said, “We are pleased to be ranked in this year’s survey reflecting USPH’s continued growth both in our top line and bottom line. In 2010, we remain well positioned to pursue growth opportunities through a combination of internal expansion and acquisitions in the highly fragmented physical therapy sector.”

A complete list and breakdown of the rankings was published in the May 18, 2010 edition of the Houston Chronicle and can also be accessed at www.chron.com/100.

About U.S. Physical Therapy, Inc.

Founded in 1990, U.S. Physical Therapy, Inc. operates 367 clinics in 43 states. The Company's clinics provide preventative and post-operative care for a variety of orthopedic-related disorders and sports-related injuries, non-surgical treatment of osteoarthritis, treatment for neurologically-related injuries and rehabilitation of injured workers. In addition to owning and operating clinics, the Company manages physical therapy facilities for third parties, including hospitals and physician groups. U.S. Physical Therapy was named to Forbes list of America’s 200 Best Small Companies for 2009.

More information about U.S. Physical Therapy, Inc. is available at www.usph.com. The information included on that website is not incorporated into this press release.

Forward-Looking Statements

This press release contains statements that are considered to be forward-looking within the meaning under Section 21E of the Securities Exchange Act of 1934. These statements contain forward-looking information relating to the financial condition, results of operations, plans, objectives, future performance and business of our Company. These statements (often using words such as “believes”, “expects”, “intends”, “plans”, “appear”, “should” and similar words) involve risks and uncertainties that could cause actual results to differ materially from those we project. Included among such statements are those relating to opening new clinics, availability of personnel and the reimbursement environment. The forward-looking statements are based on our current views and assumptions and actual results could differ materially from those anticipated in such forward-looking statements as a result of certain risks, uncertainties, and factors, which include, but are not limited to:

  revenue and earnings expectations;
  general economic conditions;
  business and regulatory conditions including federal and state regulations;
  changes as the result of government enacted national healthcare reform;
  availability and cost of qualified physical and occupational therapists;
  personnel productivity;
  changes in Medicare guidelines and reimbursement or failure of our clinics to maintain their Medicare certification status;
  competitive, economic or reimbursement conditions in our markets which may require us to reorganize or close certain clinics and thereby incur losses and/or closure costs including the possible write-down or write-off of goodwill and other intangible assets;
  changes in reimbursement rates or payment methods from third party payors including government agencies and deductibles and co-pays owed by patients;
  maintaining adequate internal controls;
  availability, terms, and use of capital;
  acquisitions and the successful integration of the operations of the acquired businesses; and
  weather and other seasonal factors.

Many factors are beyond our control. Given these uncertainties, you should not place undue reliance on our forward-looking statements. Please see our periodic reports filed with the Securities and Exchange Commission (the "SEC") for more information on these factors. Our forward-looking statements represent our estimates and assumptions only as of the date of this press release. Except as required by law, we are under no obligation to update any forward-looking statement, regardless of the reason the statement is no longer accurate.

CONTACT:
U.S. Physical Therapy, Inc.
Larry McAfee, Chief Financial Officer
Chris Reading, Chief Executive Officer
(713) 297-7000
or
The Ruth Group
Stephanie Carrington / Amy Glynn
(646) 536-7017 / 7023